Exhibit 10.2

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”), dated as of January 20, 2017, is by and between Panther Biotechnology, Inc., a Nevada corporation (“Grantor”), and Rob Estell, an individual (“Secured Party”), whose addresses are set forth on the signature page hereof.

RECITALS

A.       The Grantor owes the Secured Party $300,000 pursuant to a Non-Recourse Secured Convertible Promissory Note dated January 20, 2017 (the “Note”), and capitalized terms used herein, but not otherwise defined herein shall have the meanings given to such terms in the Note;

C.       A requirement of providing the Note was that Grantor would provide the Secured Party the security interest set forth herein;

D.       The Secured Party would not have agreed to enter into the Note but for the Grantor agreeing to grant the Secured Party the Security Interest set forth herein; and

E.       In order to induce the Secured Party to provide the Note to Secured Party, Grantor is willing to enter into this Agreement with the Secured Party to secure payment of the amounts due under the Note (the “Indebtedness”).

NOW, THEREFORE, the parties hereto agree as follows:

1.                  Grant of Security Interest.

(a)               As collateral security for the prompt and complete payment and performance of all of the Indebtedness (collectively, the “Obligations”), Grantor hereby grants a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of its right, title and interest in, to and under the Collateral as defined in Section 1(b), below (the “Security Interest”).

(b)               “Collateral” means all right, title and interest in 100% of the membership interests of One Exam Prep LLC, a Florida limited liability company (the “Company”), held by Grantor.

2.                  Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

(a)               The Grantor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Grantor of this Agreement has been duly authorized by all necessary action on the part of the Grantor and no further action is required by the Grantor. This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b)               The Grantor is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, except for liens, encumbrances and claims authorized by the Grantor or existing on the Collateral at the time acquired by the Grantor and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, Security and Pledge Agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Grantor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party, if the rights under such financing statement will subsequently be assigned to the Secured Party, each pursuant to the terms of this Agreement), except with the prior approval of the Secured Party, which shall not be unreasonably withheld, conditioned or delayed.

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(c)               This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations.

(d)               The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Grantor is a party or by which the Grantor is bound. No consent is required for the Grantor to enter into and perform its obligations hereunder.

(e)               The Grantor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate. The Grantor hereby agrees to defend the same against any and all persons. At the request of the Secured Party, the Grantor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Grantor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Grantor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(f)                Without the prior written consent of Secured Party, Grantor agrees that Grantor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will Grantor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except with the prior approval of the Secured Party, which shall not be unreasonably withheld, conditioned or delayed.

(g)               The Grantor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(h)               The Grantor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, Security and Pledge Agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

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(i)                 The Grantor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Grantor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

3.                  Rights and Powers of Secured Party. Secured Party, after an Event of Default under the Note, without liability to Grantor may: take ownership of the Collateral and transfer any of the Collateral or evidence thereof into its own name or that of its nominee.

4.                  Rights and Powers of Grantor. Without limiting any other rights of the Grantor hereunder or under applicable law, the Grantor:

(a)               Shall be permitted to hold the certificate(s) evidencing the Collateral and exercise all voting rights with respect to the Collateral, subject to Secured Party’s rights upon an Event of Default as described herein; provided, however, that no vote shall be cast or other action taken which would impair the Security Interest or which would be inconsistent with or result in any violation of any provision of this Agreement;

(b)               Shall own and control all economic rights of the Collateral, subject to Secured Party’s rights upon an Event of Default as described herein, including, but not limited to all rights to dividends paid or payable other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, the Collateral, dividends and other distributions paid or payable in cash in respect of the Collateral, and cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral; and

(c)               Shall be the sole owner of the Collateral, having good and marketable title thereto, free and clear of any and all liens, except for the Security Interest granted to Secured Party pursuant to this Agreement.

5.                  Further Assurances; Attorney in Fact.

(a)               On a continuing basis, Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings, and take all such action as may reasonably be deemed necessary or advisable to perfect the Secured Party’s security interest in the Collateral and otherwise to carry out the intent and purposes of this Agreement.

(b)               Grantor hereby irrevocably appoints the Secured Party as Grantor’s attorney in fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time upon the occurrence of an Event of Default which is continuing, in the discretion of the Secured Party, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including to file, in the sole discretion of the Secured Party, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law. To the extent permitted by law, the Grantor ratifies all that said attorneys will lawfully do or cause to be done by virtue hereof, provided that Grantor shall have no power or authority to exercise the rights described in this Section unless an Event of Default has occurred and is continuing. This power of attorney is a power coupled with an interest and is irrevocable.

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6.                  No Waiver by the Secured Party; Cumulative Remedies. The Secured Party will not be deemed to have waived any of their rights or remedies in respect of the Indebtedness or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy will operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion may not be construed as a bar to or waiver of any right or remedy on any future occasion.

7.                  Term of Agreement. This Agreement, the Security Interest and any and all rights and powers granted to Secured Party under this Agreement, shall terminate automatically on the date on which the balance of the Note is $150,000 or less (the “Termination Date”). Secured Party hereby irrevocably constitutes and appoints Grantor and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in place and stead of Secured Party and in the name of Secured Party or in his own name, immediately upon the Termination Date, for the exclusive purpose of filing (a) a Termination Statement on Form UCC 3 (or any successor form) and (b) any other documents necessary or desirable to evidence the termination of any and all security interests held by Secured Party.

8.                  Notices. All notices, requests, demands and other communications hereunder shall be in writing.

9.                  Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The Grantor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting in Harris County, Texas and consents to the exclusive jurisdiction of such courts and to service of process in any such suit being made upon the Grantor by mail at the address for notice to the Grantor set out above.

10.              Waiver of Jury Trial. THE GRANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, the Grantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Grantor (i) certifies that neither the Secured Party nor any representative of the Secured Party or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section.

11.              Miscellaneous. The headings of each section of this Agreement are for convenience only and do not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder are binding upon the Grantor and the Grantor’s respective successors and permitted assigns, and inure to the benefit of the Secured Party, Secured Party and the Secured Party’s successors and assigns. If any term of this Agreement is held to be invalid, illegal or unenforceable, the validity of all other terms hereof will in no way be affected thereby, and this Agreement will be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantor acknowledges receipt of a copy of this Agreement.

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12.              Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, intending to be legally bound, the Grantor and the Secured Party have caused this Agreement to be duly executed as of the date first above written.

“GRANTOR”

Panther Biotechnology, Inc.

/s. Evan Levine

Evan Levine

Chief Executive Officer

Address For Notice:

1517 San Jacinto Street

Houston, Texas 77002

“SECURED PARTY”

/s/ Rob Estell

Rob Estell

Address For Notice:

4400 Sample Road

Coconut Creek, Florida 33073

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